October 7, 2010

Supplement

SUPPLEMENT DATED OCTOBER 7, 2010 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST
Dated June 1, 2010

In connection with the new rules and amendments to existing rules governing money market funds, the following changes to the Statement of Additional Information ("SAI") of Morgan Stanley U.S. Government Money Market Trust (the "Fund") are being made.

The third sentence of the sixth paragraph of the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares—B. Offering Price" is hereby deleted.

The second paragraph of the section of the Fund's SAI entitled "II. Description of the Fund and Its Investments and Risks—D. Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

In order to comply with amendments to Rule 2a-7, effective October 7, 2010, information concerning the Fund's portfolio holdings, as well as its daily weighted average portfolio maturity and weighted average life, will be posted on its public website five business days after the end of each month. Also, effective December 7, 2010, the Fund will file more detailed portfolio holdings information with the SEC on Form N-MFP within five business days after the end of each month. The SEC will make Form N-MFP filings publicly available on its website two months after the filing and a link to the SEC filing will be posted on the Fund's website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.